Exhibit 99.1

Allegro MicroSystems Appoints Brian White to its Board of Directors

Manchester, N.H., June 18, 2026 – Allegro MicroSystems, Inc. (Nasdaq: ALGM) today announced the appointment of Brian C. White to Allegro’s Board of Directors (“Board”) as an independent director. Mr. White’s appointment was effective on June 17, 2026.

Mr. White is an accomplished executive and board director with over 30 years of leadership experience in the semiconductor and high-technology industries. He brings extensive expertise in financial strategy, public-company governance, and corporate development, having served as Chief Financial Officer for several publicly traded semiconductor companies, including Ambarella, Inc., Maxim Integrated Products, Inc., and Integrated Device Technology, Inc.

“Brian’s public-company CFO perspective, semiconductor industry experience and governance background make him a strong addition to our Board,” said Joseph Martin, Chairman of the Board. “His experience in capital allocation, building long-term growth, and corporate governance will provide valuable perspective as Allegro progresses its innovation roadmap and advances its strategy to create additional shareholder value.”

“I am thrilled to be joining the Allegro Board. It is a company I have long admired for its leadership in the semiconductor industry and its commitment to innovation,” said Mr. White. “Allegro has a highly compelling vision for its future in AI data center, robotics and automotive. I am eager to bring my perspective on financial strategy, global operations, and operational performance to the boardroom to help Allegro achieve its strategic objectives.”

In addition to Allegro, Mr. White currently serves on the board of FormFactor, Inc., where he is the Chair of the Audit Committee. Mr. White holds an MBA in Finance and International Business from the University of Notre Dame and a Bachelor of Arts in Business Administration from Seattle University.

About Allegro MicroSystems

Allegro MicroSystems, Inc. is leveraging more than three decades of expertise in magnetic sensing and power ICs to propel electrification, automation, AI data center, and robotics forward with solutions that enhance efficiency, performance and sustainability. Allegro’s commitment to quality drives transformation across industries, reinforcing our status as a pioneer in “automotive-grade” technology and a partner in our customers’ success. For additional information, please visit https://www.allegromicro.com/en/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release, including statements regarding our business strategy and company goals, plans to advance our sensing and power solutions globally, our ability to achieve our next level of growth, and our ability to drive long-term value for customers and shareholders, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Without limiting the foregoing, in some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “exploring,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “would,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negative of these terms or other similar words and expressions, although not all forward-looking statements contain these words. No forward-looking statement is a guarantee of future results, performance or achievements, and one should avoid placing undue reliance on such statements. Forward-looking statements are based on our management’s current expectations, beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, those identified in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended March 27, 2026, as any such factors may be updated from time to time in our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties include, but are not limited to: downturns or volatility in general economic conditions; our ability to compete effectively, expand our market share and increase our net sales and profitability; our reliance on a limited number of third-party semiconductor wafer fabrication facilities and suppliers of other materials; any failure to adjust purchase commitments and inventory management based on changing market conditions or customer demand; the cyclical nature of the semiconductor industry, including the analog segment in which we compete; any downturn or disruption in the automotive market or industry; our ability to successfully integrate the acquisition of other companies or technologies and products into our business; our ability to maintain or improve our gross margins may be adversely affected by decreases in average selling prices of our products, increases in input costs or shifts in product, customer or channel mix; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication facilities or in the final assembly and test of our products; our ability to accurately predict our quarterly net sales and operating results and meet the expectations of investors; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; events beyond our control, including conflicts in the Middle East, impacting us, our key suppliers or our manufacturing partners or other third-party suppliers of components, materials or subassemblies; our ability to develop new product features or new products in a timely and cost-effective manner; our dependence on growth in the end markets that use our products, and the impact that slowdowns in such growth, including as a result of volatility in demand for emerging technologies or changes in government incentives, could have on our financial results; the loss of one or more significant customers; our ability to identify, enter and expand in new markets, and to generate returns on such investments; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of export restrictions and tariffs; our exposures to warranty claims, product liability claims and product recalls; our dependence on international customers and operations; risks, liabilities, costs and obligations related to governmental regulations and other legal obligations, including export/trade control, privacy, data protection, information security, cybersecurity, consumer protection, environmental and occupational health and safety, antitrust, anti-corruption and anti-bribery, product safety, environmental protection, employment matters and tax; the volatility of currency exchange rates; our ability to raise capital to support our growth strategy; our indebtedness may limit our flexibility to operate our business; our ability to retain key and highly skilled personnel; the impact on the market price of our common stock from future sales of our common stock by large stockholders, or the perception that such sales could occur; the impact of restructuring activities on our business and operating results; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems or confidential information or those of our third-party service providers; the risks presented by the use of artificial intelligence, machine learning and automated decision-making technologies by us and others; any failure to maintain effective internal control over financial reporting; changes in tax rates or the adoption of new tax legislation; the negative impacts of sustained inflation on our business; and other events beyond our control. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties.

You should read this press release with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. All forward-looking statements speak only as of the date of this press release, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

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